Exhibit 12(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND

SECTION 906 OF THE SARBANES-OXLEY ACT

I, Jon M. Burnham, Chief Executive Officer of Burnham Investors Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Form N-CSR of the Registrant for the annual period ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 28, 2013	/s/ Jon M. Burnham
Signature:	Jon M. Burnham
Title:	Chief Executive Officer

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND

SECTION 906 OF THE SARBANES-OXLEY ACT

I, Pat Colletti, Chief Financial Officer of Burnham Investors Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Form N-CSR of the Registrant for the annual period ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 28, 2013	/s/ Pat Colletti
Signature:	Pat Colletti
Title:	Chief Financial Officer